EXHIBIT 10.2

                                                Barclays Bank PLC
                                                5 The North Colonnade
                                                Canary Wharf
                                                London E14 4BB
                                                Tel +44 (0)20 7623 2323

DATE:                   December 21, 2006

TO: Wells Fargo Bank, National Association, not individually, but solely as Securities Administrator for Wells Fargo Home Equity Asset-Backed Securities 2006-3 Trust, Home Equity Asset-Backed Certificates, Series 2006-3

ATTENTION:              Client Manager - WFHET 2006-3

TELEPHONE:              410-884-2000

FACSIMILE:              410-715-2380

FROM:                   Barclays Bank PLC

SUBJECT:                Fixed Income Derivatives Confirmation

REFERENCE NUMBER:       1494273B

The purpose of this long-form confirmation ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Barclays Bank PLC ("Party A") and Wells Fargo Bank, National Association, not individually, but solely as securities administrator (the "Securities Administrator") on behalf of the supplemental interest trust with respect to the Wells Fargo Home Equity Asset-Backed Securities 2006-3 Trust (the "Trust") ("Party B") created under the Pooling and Servicing Agreement, dated as of December 21, 2006, among Wells Fargo Asset Securities Corporation, as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, National Association, in its capacity as Servicer and as Securities Administrator (the "Base Agreement"). This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. This Confirmation constitutes a "Confirmation" and also constitutes a "Schedule" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA Master Agreement.

      Each reference herein to a "Section" (unless specifically referencing the Base Agreement) or to a "Section of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each reference herein to a "Part" will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:              With respect to any Calculation Period, the
                                    amount set forth for such period on Schedule
                                    I attached hereto.

      Trade Date:                   December 21, 2006

      Effective Date:               December 21, 2006

      Termination Date:             December 25, 2010, which for the purpose of
                                    the final Fixed Rate Payer Calculation
                                    Period is subject to No Adjustment, and for the purpose of the final Floating Rate Payer
                                    Calculation Period is subject to adjustment in accordance with the Business Day
                                    Convention.

      Fixed Amounts:

            Fixed Rate Payer:       Party B

            Fixed Rate Payer
            Period End Dates:       The 25th calendar day of each month during
                                    the Term of this Transaction, commencing
                                    January 25, 2007, subject to No Adjustment.

            Fixed Rate Payer
            Payment Dates:          Early Payment shall be applicable. For each
                                    Calculation Period, the Fixed Rate Payer
                                    Payment Date shall be the first Business Day prior to the related Fixed Rate Payer Period
                                    End Date.

            Fixed Rate:             5.155%

            Fixed Rate Day
            Count Fraction:         30/360

      Floating Amounts:

            Floating Rate Payer:    Party A

            Floating Rate Payer
            Period End Dates:       The 25th calendar day of each month during
                                    the Term of this Transaction, commencing
                                    January 25, 2007, subject to adjustment in accordance with the Business Day Convention.

            Floating Rate Payer
            Payment Dates:          Early Payment shall be applicable. For each
                                    Calculation Period, the Floating Rate Payer
                                    Payment Date shall be the first Business Day prior to the related Floating Rate Payer
                                    Period End Date.

            Floating Rate Option:   USD-LIBOR-BBA

            Designated Maturity:    One month

            Floating Rate Day
            Count Fraction:         Actual/360

            Reset Dates:            The first day of each Calculation Period.

            Compounding:            Inapplicable

            Business Days:          New York

            Business Day
            Convention:             Modified Following

            Calculation Agent:      Party A

      Account Details and Settlement Information:

            Payments to Party A:    Correspondent: BARCLAYS BANK PLC NEW YORK
                                    FEED: 026002574
                                    Beneficiary: BARCLAYS SWAPS
                                    Beneficiary Account: 050-01922-8

            Payments to Party B:    Wells Fargo Bank, National Association
                                    ABA #: 121000248
                                    Acct #: 3970771416
                                    Acct. Name: SAS Clearing
                                    Ref: For Further Credit 50975901, WFHET
                                    2006-3 Supplemental Interest
                                    Trust Account

3.    Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1.     Termination Provisions.

For the purposes of this Agreement:-

(a)   "Specified Entity" will not apply to Party A or Party B for any purpose.

(b) "Specified Transaction" will not apply to Party A or Party B for any purpose.

(c)   Events of Default.

      The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

      (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B.

      (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B; provided, however, that notwithstanding anything to the contrary in Section 5(a)(ii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(ii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

      (v) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

      (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

              "Specified Indebtedness" will have the meaning specified in
              Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A's banking business.

              "Threshold Amount" means with respect to Party A an amount equal to 3% of Party A's shareholders' equity (on a consolidated basis) determined in accordance with generally accepted accounting principles in Party A's jurisdiction of incorporation or organization as at the end of Party A's most recently completed fiscal year.

      (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and Party B; provided that clauses (2), (7) and (9) thereof shall not apply to Party B; provided further that clause
              (4) thereof shall not apply to Party B with respect to proceedings or petitions instituted or presented by Party A or any Affiliate of Party A; provided further that clause (6) shall not apply to Party B to the extent that it refers to (i) any appointment that is effected by or contemplated in connection with the Base Agreement (as defined above) or (ii) any appointment to which Party B has not become subject; and provided further that clause
              (8) shall not apply to Party B to the extent that clause (8) relates to clauses of Section 5(a)(vii) that are not applicable to Party B.

      (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)   Termination Events.

      The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with
      Section 6 of this Agreement.

      (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

      (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A and will apply to Party B.

      (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

      (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i) Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

            (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                  "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

            (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                  "Settlement Amount" means, with respect to any Early Termination Date, an amount equal to:

                  (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                  (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

                  (c) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

            (C) Party A may obtain Market Quotations, and if Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

            (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                  "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with
                  Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

            (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved Replacements remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

Part 2. Tax Matters.

(a)   Tax Representations.

      (i)   Payer Representations. For the purpose of Section 3(e) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  None.

            (B)   Party B makes the following representation(s):

                  None.

      (ii)  Payee Representations. For the purpose of Section 3(f) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  None.

            (B)   Party B makes the following representation(s):

                  None.

(b)   Tax Provisions.

      (i) Indemnifiable Tax. Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, all Taxes in relation to payments by Party A shall be Indemnifiable Taxes unless (i) such Taxes are assessed directly against Party B and not by deduction or withholding by Party A or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in
            Section 14). In relation to payments by Party B, no Tax shall be an Indemnifiable Tax, unless the Tax is due to a Change in Tax Law and otherwise satisfies the definition of Indemnifiable Tax provided in
            Section 14.

Part 3. Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to      Form/Document/                                     Date by which to
deliver document       Certificate                                        be delivered
Party A                Any form or document required or reasonably        Promptly upon reasonable demand by Party B.
                       requested to allow Party B to make payments
                       under the Agreement without any deduction or
                       withholding for or on account of any Tax, or
                       with such deduction or withholding at a reduced
                       rate.
Party B                (i) A correct, complete and duly executed IRS      In each case (a) upon entering into this
                       Form W-9 (or any successor thereto) of the Trust   Agreement, provided however, with respect to
                       that eliminates U.S. federal withholding and       (i), Party B shall apply for the employer
                       backup withholding tax on payments under this      identification number of the Trust promptly
                       Agreement, (ii) if requested by Party A, a         upon entering into this Agreement and deliver
                       correct, complete and executed Form W-8IMY of      the related correct, complete and duly
                       the Trust, and (iii) a complete and executed IRS   executed IRS Form W-9 promptly upon receipt,
                       Form W-9, W-8BEN, W-8ECI, or W-8IMY (with          and in any event, no later than the first
                       attachments) (as appropriate) from each            Payment Date of this Transaction;  (b) in the
                       Certificateholder that is not an "exempt           case of a W-8ECI, W-8IMY, and W-8BEN that
                       recipient" as that term is defined in Treasury     does not include a U.S. taxpayer
                       regulations section 1.6049-4(c)(1)(ii), that       identification number in line 6, before
                       eliminates U.S. federal withholding and backup     December 31 of each third succeeding calendar
                       withholding tax on payments under this Agreement.  year, (c) promptly upon reasonable demand by
                                                                          Party A, and (d) promptly upon learning that any such Form previously provided by Party B has become obsolete or
                                                                          incorrect.

(b) For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to      Form/Document/                           Date by which to                         Covered by
to deliver             Certificate                              be delivered                             Section 3(d)
document                                                                                                 Representation
Party A and            A certificate of an authorized           Upon the execution and delivery of       Yes
Party B                officer of the party (except, with       this Agreement
                       respect to Party B, of the Securities
                       Administrator), as to the incumbency
                       and authority of the respective
                       officers of the party signing the
                       Agreement, this Confirmation, and any
                       relevant Credit Support Document, as
                       the case may be
Party A                An opinion of counsel to Party A         Upon the execution and delivery of       No
                       reasonably satisfactory to Party B.      this Agreement
Party B                An opinion of counsel to Party  B        Upon the execution and delivery of       No
                       reasonably satisfactory to Party A.      this Agreement
Party B                An executed copy of the Base Agreement   Within 30 days after the date of this    No
                                                                Agreement.

Part 4. Miscellaneous.

(a)   Address for Notices: For the purposes of Section 12(a) of this Agreement:

      Address for notices or communications to Party A:

      Address:    5 The North Colonnade
                  Canary Wharf
                  London E14 4BB
      Facsimile:  44(20) 777 36461
      Phone:      44(20) 777 36810

      (For all purposes)

      Address for notices or communications to Party B:

      Address:    Wells Fargo Bank, National Association
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
      Attention:  Client Manager - WFHET 2006-3
      Facsimile:  (410) 715-2380
      Phone:      (410) 884-2000

      (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c):

      Party A appoints as its Process Agent: Not applicable.

      Party B appoints as its Process Agent: Not applicable.

(c)   Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e)   Calculation Agent. The Calculation Agent is Party A.

(f)   Credit Support Document.

      Party A: The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.

      Party B: The Credit Support Annex, solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(g)   Credit Support Provider.

      Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

      Party B:    None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole (including any claim or controversy arising out of or relating to this Agreement), without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j) Affiliate. "Affiliate" shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5. Others Provisions.

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Base Agreement.

(b)   Amendments to ISDA Master Agreement.

      (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

      (ii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

            "to another account in the same legal and tax jurisdiction as the original account".

      (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

            "(g) Relationship Between Parties.

                  (1) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                  (2) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of Parties. The other party is not acting as fiduciary for or advisor to it in respect of the Transaction.

                  (5) Eligible Contract Participant. It is an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

      (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party."

      (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-" and (ii) deleting the final paragraph thereof.

(c) Additional Termination Events. The following Additional Termination Events will apply:

      (i) First Rating Trigger Collateral. If (A) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (ii) Second Rating Trigger Replacement. If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (iii) Amendment of Base Agreement. If, without the prior written consent of Party A where such consent is required under the Base Agreement, an amendment is made to the Base Agreement (excluding, for the avoidance of doubt, any amendment to the Base Agreement that is entered into solely for the purpose of appointing a successor servicer, master servicer, securities administrator, trustee or other service provider) under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

      (iv) Termination of Trust/ Securitization Unwind. If the Trust is terminated pursuant to the Base Agreement and all rated certificates have been paid in accordance with the terms of the Base Agreement or if a Securitization Unwind (as hereinafter defined) occurs, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event. As used herein, "Securitization Unwind" means notice of the requisite amount of a party's intention to exercise its option to purchase the underlying mortgage loans pursuant the Base Agreement is given by the Trustee or the Securities Administrator to certificateholders or noteholders, as applicable, pursuant to the Base Agreement.

      (v)   Regulation AB.

            (A) If (1) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB (as defined below) and (2) Party A has not, within 30 days after receipt of a 10% Disclosure Request (as defined below) complied with the provisions set forth in clauses (ii) and (iii) of Part 5(q) below (provided that if the significance percentage is 10% or more and less than 20% when the 10% Disclosure Request is made or reaches 10% after a 10% Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (ii) and (iii) of Part 5(q) below within 3 calendar days of Party A being informed of the significance percentage reaching 10% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

            (B) If (1) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (2) Party A has not, within 30 days after receipt of a 20% Disclosure Request (as defined below) complied with the provisions set forth in clauses
            (iv) and (v) of Part 5(q) below (provided that if the significance percentage is 20% or more when the 20% Disclosure Request is made or reaches 20% after a 20% Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (iv) and (v) of Part 5(q) below within 3 calendar days of Party A being informed of the significance percentage reaching 20% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(d) Required Ratings Downgrade Event. In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold of each relevant Swap Rating Agency (such event, a "Required Ratings Downgrade Event"), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, use commercially reasonable efforts to procure either (A) a Permitted Transfer or (B) an Eligible Guarantee from an Eligible Guarantor.

(e)   Transfers.

      (i) Section 7 is hereby amended to read in its entirety as follows:

            "Subject to Section 6(b)(ii), neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party and (b) satisfaction of the Rating Agency Condition, except that:

            (a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

            (b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); and

            (c) Party A may transfer or assign this Agreement to any Person, including, without limitation, another of Party A's offices, branches or affiliates (any such Person, office, branch or affiliate, a "Transferee") on at least five Business Days' prior written notice to Party B and the Securities Administrator; provided that, with respect to this clause (c),
                  (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to
                  Section 2(d)(i)(4) of this Agreement in respect of such Tax
                  (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer and (E) Party A obtains in respect of such transfer a written acknowledgement of satisfaction of the Rating Agency Condition (except for Moody's). Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer."

      (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

      (iii) Upon any transfer of this Agreement, each of the transferee and the transferor must be a "dealer in notional principal contracts" for purposes of Treasury regulations section 1.1001-4(a). For the avoidance of doubt, the Securities Administrator on behalf of Party B is not obligated to determine whether each of the transferee and the transferor are such "dealers in notional principal contracts."

(f) Non-Recourse. Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Base Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Securities Administrator shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Trust from the Trust created pursuant to the Base Agreement. This provision will survive the termination of this Agreement.

(g) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(h)   No Set-off. Except as expressly provided for in Section 2(c), Section 6 or
      Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.
      Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(i) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and each relevant Swap Rating Agency (other than Moody's) confirms in writing (including by facsimile transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of the Certificates.

(j) Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(j) shall not constitute an Event of Default or a Termination Event.

(k) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Trust, or the trust formed pursuant to the Base Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates; provided, however, that nothing will preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding. This provision will survive the termination of this Agreement.

(l) Securities Administrator Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by Wells Fargo Bank, National Association ("Wells Fargo") not in its individual capacity, but solely as Securities Administrator under the Base Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) Wells Fargo has been directed pursuant to the Base Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations of Wells Fargo but is made and intended for the purpose of binding only the Trust; and (d) under no circumstances shall Wells Fargo in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

(m) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(n) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(o) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(p) Regarding Party A. Party B acknowledges and agrees that Party A, in its capacity as swap provider, has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information (other than disclosure and information furnished by Party A) contained in any offering document for the Certificates, the Base Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates;
      (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B's existence.

(q)   Compliance with Regulation AB

      (i) Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor, acting on behalf of the Issuing Entity, is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("Regulation AB"), to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (ii) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement (and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B) has increased to eight (8) percent or more but less than eighteen (18) percent, then the Depositor may request on the date of such determination (or, if such date of determination is not a Business Day, the immediately following Business Day) from Party A the same information set forth in Item 1115(b)(1) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent, along with any necessary auditors' consent (such request, a "10% Disclosure Request" and such requested information, subject to the last sentence of this paragraph, is the "10% Financial Disclosure"). The Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 10% Disclosure Request. The parties hereto further agree that the 10% Financial Disclosure provided to meet the 10% Disclosure Request may be, solely at Party A's option, either the information set forth in Item 1115(b)(1) or
            Item 1115(b)(2) of Regulation AB.

      (iii) Upon the occurrence of a 10% Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 10% Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 10% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Financial Disclosure or (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 10% Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 10% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Financial Disclosure. Any such 10% Financial Disclosure provided pursuant to this paragraph (iii) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). If permitted by Regulation AB, any required 10% Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

      (iv) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement (and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B) has increased to eighteen (18) percent or more, then the Depositor may request on the date of such determination (or, if such date of determination is not a Business Day, the immediately following Business Day) from Party A the same information set forth in Item 1115(b)(2) of Regulation AB that would have been required if the significance percentage had in fact increased to twenty (20) percent, along with any necessary auditors consent (such request, a "20% Disclosure Request" and such requested information is the "20% Financial Disclosure"). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 20% Disclosure Request.

      (v) Upon the occurrence of a 20% Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 20% Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 20% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Financial Disclosure or (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 20% Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 20% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Financial Disclosure. Any such 20% Financial Disclosure provided pursuant to this paragraph (v) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). If permitted by Regulation AB, any required 20% Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

(r)   Additional Definitions.

      Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Base Agreement. In addition, as used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

            "Approved Ratings Threshold" means each of the S&P Approved Ratings Threshold, the Moody's First Trigger Ratings Threshold and the Fitch First Trigger Ratings Threshold.

            "Approved Replacement" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (e) of the definition of Permitted Transfer if such entity were a Transferee, as defined in the definition of Permitted Transfer.

            "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event (other than Illegality or Tax Event) with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

            "Eligible Guarantee" means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A or an Eligible Replacement to Party B under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition, and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to Tax collected by withholding or
            (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required.

            "Eligible Guarantor" means an entity that (A) has credit ratings at least equal to the Approved Ratings Threshold or (B) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue.

            "Eligible Replacement" means an entity (A) that has credit ratings at least equal to the Approved Ratings Threshold, (B) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue, or (C) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement (or any replacement agreement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by an Eligible Guarantor.

            "Firm Offer" means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

            "Fitch" means Fitch Ratings Ltd., or any successor thereto.

            "Fitch First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "A" and a short-term unsecured and unsubordinated debt rating from Fitch of "F1".

            "Fitch Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "BBB-" or a short-term unsecured and unsubordinated debt rating from Fitch of "F3", if applicable.

            "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

            "Moody's First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

            "Moody's Second Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Rating Threshold.

            "Moody's Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

            "Permitted Transfer" means a transfer by novation by Party A to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps, (b) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under
            Section 2(d)(i)(4), (c) an Event of Default or Termination Event would not occur as a result of such transfer, (d) Party B has consented in writing to the transfer, such consent not to be unreasonably withheld, (e) the transfer would not give rise to a taxable event or any other adverse Tax consequences to Party B or its interest holders, (f) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction, (g) such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (h) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (i) Moody's has been given prior written notice of such transfer and the Rating Agency Condition (other than with respect to Moody's) is satisfied; and (j) such transfer otherwise complies with the terms of the Base Agreement.

            "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the relevant Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates; provided, however, with respect to Moody's, the Rating Agency Condition will be satisfied upon the delivery of written notice to Moody's of such proposed act or omission to act where consultation with each of the relevant Swap Rating Agencies is required.

            "Relevant Entity" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

            "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transaction.

            "Required Ratings Downgrade Event" shall have the meaning assigned thereto in Part 5(d).

            "Required Ratings Threshold" means each of the S&P Required Ratings Threshold, the Moody's Second Trigger Ratings Threshold and the Fitch Second Trigger Ratings Threshold.

            "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            "S&P Approved Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+".

            "S&P Required Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from S&P of "BBB+".

            "Swap Rating Agencies" means, with respect to any date of determination, each of S&P, Moody's, and Fitch, but only to the extent that each such rating agency is then providing a rating for any of the certificates issued under the Base Agreement.

               [Remainder of this page intentionally left blank.]

The time of dealing will be confirmed by Party A upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both
(i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless Party B requests such a copy.

For and on behalf of                  For and on behalf of
BARCLAYS BANK PLC                     Wells Fargo Home Equity Asset-Backed
                                      Securities 2006-3 Trust
                                      By: Wells Fargo Bank, National
                                      Association, not individually, but
                                      solely as Securities Administrator

/s/ Shain Kalmanowitz                 /s/ Carla S. Walker
-------------------------             ------------------------
Name: Shain Kalmanowitz               Name: Carla S. Walker
Title: Assistant Director             Title: Vice President
Date: December 21, 2006               Date: December 21, 2006

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

                                   SCHEDULE I

     From and including            To but excluding       Notional Amount (USD)
-----------------------------   ----------------------   -----------------------
          21-Dec-06                   25-Jan-07                   840,000,000.00
          25-Jan-07                   25-Feb-07                   831,980,460.50
          25-Feb-07                   25-Mar-07                   808,769,997.42
          25-Mar-07                   25-Apr-07                   784,819,747.74
          25-Apr-07                   25-May-07                   760,205,936.23
          25-May-07                   25-Jun-07                   735,007,489.27
          25-Jun-07                   25-Jul-07                   709,305,758.38
          25-Jul-07                   25-Aug-07                   683,183,762.13
          25-Aug-07                   25-Sep-07                   656,725,889.56
          25-Sep-07                   25-Oct-07                   630,017,903.27
          25-Oct-07                   25-Nov-07                   603,145,564.13
          25-Nov-07                   25-Dec-07                   576,196,509.78
          25-Dec-07                   25-Jan-08                   549,255,875.52
          25-Jan-08                   25-Feb-08                   522,417,668.94
          25-Feb-08                   25-Mar-08                   495,983,587.71
          25-Mar-08                   25-Apr-08                   470,038,057.12
          25-Apr-08                   25-May-08                   444,626,636.10
          25-May-08                   25-Jun-08                   419,792,100.34
          25-Jun-08                   25-Jul-08                   395,566,655.07
          25-Jul-08                   25-Aug-08                   372,664,170.79
          25-Aug-08                   25-Sep-08                   351,088,581.11
          25-Sep-08                   25-Oct-08                   330,791,684.75
          25-Oct-08                   25-Nov-08                   311,696,060.06
          25-Nov-08                   25-Dec-08                   293,767,513.97
          25-Dec-08                   25-Jan-09                   276,895,133.20
          25-Jan-09                   25-Feb-09                   261,015,482.49
          25-Feb-09                   25-Mar-09                   246,069,039.63
          25-Mar-09                   25-Apr-09                   231,903,573.30
          25-Apr-09                   25-May-09                   201,451,073.16
          25-May-09                   25-Jun-09                   173,214,016.64
          25-Jun-09                   25-Jul-09                   149,604,912.44
          25-Jul-09                   25-Aug-09                   129,828,984.85
          25-Aug-09                   25-Sep-09                   113,229,880.23
          25-Sep-09                   25-Oct-09                    99,265,388.91
          25-Oct-09                   25-Nov-09                    87,487,219.93
          25-Nov-09                   25-Dec-09                    77,519,120.93
          25-Dec-09                   25-Jan-10                    69,054,063.45
          25-Jan-10                   25-Feb-10                    61,842,646.74
          25-Feb-10                   25-Mar-10                    56,159,668.21
          25-Mar-10                   25-Apr-10                    51,580,670.15
          25-Apr-10                   25-May-10                    47,767,039.53
          25-May-10                   25-Jun-10                    44,513,343.87
          25-Jun-10                   25-Jul-10                    41,685,827.57
          25-Jul-10                   25-Aug-10                    39,193,164.78
          25-Aug-10                   25-Sep-10                    36,970,518.43
          25-Sep-10                   25-Oct-10                    34,970,075.91
          25-Oct-10                   25-Nov-10                    33,095,671.51
          25-Nov-10                   25-Dec-10                    31,327,566.78

                                                                         ANNEX A

                                     ISDA(R)
                              CREDIT SUPPORT ANNEX
                             to the Schedule to the
                              ISDA Master Agreement
                      dated as of December 21, 2006 between
      Barclays Bank PLC (hereinafter referred to as "Party A" or "Pledgor")
                                       and
      Wells Fargo Bank, National Association, not individually, but solely as securities administrator (the "Securities Administrator") for Wells Fargo
   Home Equity Asset-Backed Securities 2006-3 Trust, Home Equity Asset-Backed
                    Certificates, Series 2006-3 (the "Trust")
           (hereinafter referred to as "Party B" or "Secured Party").

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Paragraph 13. Elections and Variables.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A: not applicable.

      With respect to Party B: not applicable.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A) "Delivery Amount" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on the next Local Business Day following a Valuation Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                  The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

                  (1) the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                  (2) the amount by which (a) the Fitch Credit Support Amount for such Valuation Date exceeds (b) the Fitch Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                  (3) the amount by which (a) the Moody's First Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

                  (4) the amount by which (a) the Moody's Second Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

            (B) "Return Amount" has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                  The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

                  (1) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

                  (2) the amount by which (a) the Fitch Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Fitch Credit Support Amount for such Valuation Date,

                  (3) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Trigger Credit Support Amount for such Valuation Date, and

                  (4) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Second Trigger Credit Support Amount for such Valuation Date.

            (C) "Credit Support Amount" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Fitch Credit Support Amount, the Moody's First Trigger Credit Support Amount, or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

      (ii)  Eligible Collateral.

            On any date, the following items will qualify as "Eligible Collateral" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):


                                                                            Moody's         Moody's
                                                    S&P        Fitch     First Trigger  Second Trigger
                                                 Valuation   Valuation     Valuation      Valuation
      Collateral                                Percentage   Percentage    Percentage     Percentage
      ----------                                ----------   ----------    ----------     ----------

      (A)   Cash                                    100%         100%          100%           100%

      (B)   Fixed-rate negotiable debt
            obligations issued by the U.S.
            Treasury Department having a            98.5%       97.5%          100%           100%
            remaining maturity on such date of
            not more than one year

      (C)   Fixed-rate negotiable debt
            obligations issued by the U.S.
            Treasury Department having a
            remaining maturity on such date of      91.0%       86.3%          100%            94%
            more than one year but not more
            than ten years

      (D)   Fixed-rate negotiable debt
            obligations issued by the U.S.
            Treasury Department having a            88.0%       79.0%          100%            88%
            remaining maturity on such date
            of more than ten years

      Notwithstanding the Valuation Percentages set forth in the preceding table, upon the first Transfer of Eligible Collateral under this Annex, the Pledgor may, at the Pledgor's expense, agree the Valuation Percentages in relation to (B) through (D) above with the relevant rating agency (to the extent such rating agency is providing a rating for the Certificates), and upon such agreement as evidenced in writing, such Valuation Percentages shall supersede those set forth in the preceding table.

      (iii) Other Eligible Support.

            The following items will qualify as "Other Eligible Support" for the party specified:

            Such Other Eligible Support as the Pledgor may designate; provided, at the expense of the Pledgor, the prior written consent of the relevant rating agency (to the extent such rating agency is providing a rating for the Certificates) shall have been obtained. For the avoidance of doubt, there are no items that qualify as Other Eligible Support as of the date of this Annex.

      (iv)  Threshold.

            (A) "Independent Amount" means zero with respect to Party A and Party B.

            (B) "Threshold" means, with respect to Party A and any Valuation Date, zero if (i) no Relevant Entity has credit ratings from S&P at least equal to the S&P Required Ratings Threshold or
                  (ii) a Collateral Event has occurred and has been continuing
                  (x) for at least 30 days or (y) since this Annex was executed; otherwise, infinity.

                  "Threshold" means, with respect to Party B and any Valuation Date, infinity.

            (C) "Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Principal Balance of the Certificates rated by S&P ceases to be more than USD 50,000,000, "Minimum Transfer Amount" means USD 50,000, and provided further, with respect to the Secured Party at any time when the Secured Party is a Defaulting Party, "Minimum Transfer Amount" means zero.

            (D) Rounding: The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest multiple of USD 1,000, respectively.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means Party A. The Valuation Agent's calculations shall be made in accordance with standard market practices using commonly accepted third party sources such as Bloomberg or Reuters.

      (ii)  "Valuation Date" means each Local Business Day.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

      (v) External Verification. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which neither Party A nor, to the extent applicable, its Credit Support Provider has a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (A) calculate the Secured Party's Exposure and the S&P Value of Posted Credit Suppport on each Valuation Date based on internal marks and
            (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Suport; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

      (vi) Notice to S&P. At any time at which neither Party A nor, to the extent applicable, its Credit Support Provider has a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): None.

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

      (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value, on any date, of Eligible Collateral will be calculated as follows:

            For Eligible Collateral comprised of Cash, the amount of such Cash.

            For Eligible Collateral comprising securities, the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and
            (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

(iii) Alternative. The provisions of Paragraph 5 will apply; provided, that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)   Holding and Using Posted Collateral.

      (i)   Eligibility to Hold Posted Collateral; Custodians.

            Party B is not and will not be entitled to hold Posted Collateral. Party B's Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the Custodian for Party B shall be the same banking institution that acts as Securities Administrator for the Certificates. The Custodian shall have a short-term unsecured and unsubordinated debt rating from S&P of at least "A-1."

            Initially, the Custodian for Party B is: to be advised in writing by Party B to Party A.

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6 (c)(ii); provided, however, that the Securities Administrator shall invest Cash Posted Credit Support in such investments as designated by Party A, with losses (net of gains) incurred in respect of such investments to be for the account of Party A; provided further, that such investments designated by Party A shall be limited to money market funds rated "AAAm" or "AAAm-G" by S&P and from which such invested Cash Posted Credit Support may be withdrawn upon no more than 2 Local Business Day's notice of a request for withdrawal.

(h)   Distributions and Interest Amount.

      (i) Interest Rate. The "Interest Rate" will be the actual interest rate earned on Posted Collateral in the form of Cash pursuant to Paragraph 13(g)(ii).

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Additional Representation(s). There are no additional representations by either party.

(j)   Other Eligible Support and Other Posted Support.

      (i) "Value" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time pursuant to Paragraph 13(b)(iii).

      (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time pursuant to Paragraph 13(b)(iii).

(k) Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

      If to Party A:

            5 The North Colonnade
            Canary Wharf
            London  E14 4BB, England
            Attention:  Swaps Documentation
            Facsimile No.:    0207-773-6857/6858
            Telephone No.:    0207-773-6915/6904

            with a copy to:

            General Counsel's Office
            200 Park Avenue
            New York, NY  10166

            Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

      If to Party B or Party B's Custodian, the address specified for Party B pursuant to the Notices Section of this Agreement.

(l) Address for Transfers. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

      For Cash:

      If to Party A:

      Barclays Bank PLC, NY
      ABA #026-002-574
      F/O Barclays Swaps & Options Group NY
      A/C #: 050019228
      REF: Collateral

      For Treasury Securities:

      Bank of NYC/BBPLCLDN
      ABA #021-000-018

      If to Party B:

      For Cash:

      Wells Fargo Bank, National Association
      San Francisco, CA
      ABA No.: 121000248
      Account No.: 3970771416
      Account Name: SAS Clearing
      FFC: 50975904, WFHET 2006-3 Posted Collateral Account

      For Treasury Securities:

      Wells Fargo Bank, National Association
      San Francisco, CA
      ABA No.: 121000248
      Account No.: 50976804, WFHET 2006-3 Posted Collateral Account

(m)   Other Provisions.

      (i) Collateral Account. The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated trust account and to hold, record and identify all the Posted Collateral in such segregated trust account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

      (ii) Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

      (iii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Fitch Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and
            (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value, Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value, Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value, Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value, Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value, Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

      (iv) Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

      (v) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and
            (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (vi) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

      (vii) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

     (viii) Additional Definitions. As used in this Annex:

            "Collateral Event" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

            "Exposure" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

            "Fitch Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which a Fitch Rating Threshold
                        Event has occurred and been continuing for at least
                        30 days, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the product of the Fitch Volatility Cushion for each Transaction to which this Annex relates and the Notional Amount of each such Transaction for the Calculation Period which includes such Valuation Date, or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A for such Valuation Date.

            "Fitch Rating Threshold Event" means, on any date, no Relevant Entity has credit ratings from Fitch at least equal to the Fitch First Trigger Ratings Threshold.

            "Fitch Value" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the Fitch Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

            "Fitch Volatility Cushion" means, for any Transaction, the related percentage set forth in the following table.




            The higher of the Fitch                   Remaining Weighted Average Maturity
            credit rating of (i) Party                              (years)
            A and (ii) the Credit
            Support Provider of             1        2        3        4        5        6        7        8
            Party A, if applicable

            At least "AA-"                0.8%     1.7%     2.5%     3.3%     4.0%     4.7%     5.3%     5.9%

            "A+/A"                        0.6%     1.2%     1.8%     2.3%     2.8%     3.3%     3.8%     4.2%

            "A-/BBB+" or lower            0.5%     1.0%     1.6%     2.0%     2.5%     2.9%     3.3%     3.6%

            The higher of the Fitch                   Remaining Weighted Average Maturity
            credit rating of (i) Party                              (years)
            A and (ii) the Credit
            Support Provider of             9       10       11       12       13       14     Greater than or
            Party A, if applicable                                                               equal to 15

            At least "AA-"                6.5%     7.0%     7.5%     8.0%     8.5%     9.0%          9.5%

            "A+/A"                        4.6%     5.0%     5.3%     5.7%     6.0%     6.4%          6.7%

            "A-/BBB+" or lower            4.0%     4.3%     4.7%     5.0%     5.3%     5.6%          5.9%

            "Local Business Day" means: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, New York and the location of the Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and such other places as the parties shall agree.

            "Moody's First Trigger Additional Collateralized Amount" means, with respect to any Transaction and any Valuation Date, the product of the applicable Moody's First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

            "Moody's First Trigger Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

            "Moody's First Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which (I) a Moody's First
                        Trigger Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) sum of
                        (i) the Secured Party's Exposure for such Valuation Date and (ii) the aggregate of Moody's First Trigger
                        Additional Collateralized Amounts for all Transactions;
                        or

                  (B)   for any other Valuation Date, zero, over

            (II) the Threshold for Party A for such Valuation Date.

            "Moody's First Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

            "Moody's Second Trigger Additional Collateralized Amount" means, with respect to any Transaction and any Valuation Date, (A) if such Transaction is not a Transaction-Specific Hedge, the product of the applicable Moody's Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date and (B) if such Transaction is a Transaction-Specific Hedge, the product of the applicable Moody's Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

            "Moody's Second Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

            "Moody's Second Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which it is the case that a
                        Moody's Second Trigger Ratings Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the sum of the amounts of the next payment due to be paid by Party
                        A under each Transaction to which this Annex relates, and (c) the sum of (x) the Secured Party's Exposure for such Valuation Date and (y) the aggregate of Moody's
                        Second Trigger Additional Collateralized Amounts for all
                        Transactions; or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A for such Valuation Date.

            "Moody's Second Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

            "S&P Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which (i) no Relevant Entity
                        has credit ratings from S&P at least equal to the S&P
                        Required Ratings Threshold or (ii) an S&P Rating
                        Threshold Event has occurred and been continuing for at least 30 days, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the product of the S&P Volatility Buffer for each Transaction to which this Annex relates and the Notional Amount of each such Transaction for the Calculation Period which includes such Valuation Date, or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A for such Valuation Date.

            "S&P Rating Threshold Event" means, on any date, no Relevant Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

            "S&P Value" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

            "S&P Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table.

            The higher of  the
            S&P credit rating   Remaining Remaining  Remaining  Remaining
            of (i) Party A and  Weighted  Weighted   Weighted   Weighted
            (ii) the Credit     Average   Average    Average    Average
            Support Provider    Maturity   Maturity   Maturity   Maturity
            of Party A, if      up to 3   up to 5    up to 10   up to 30
            applicable            years     years      years      years
            ------------------  --------  ---------  ---------  ---------
            At least "A-2"        2.75%     3.25%      4.00%      4.75%

            "A-3"                 3.25%     4.00%      5.00%      6.25%

            "BB+" or lower        3.50%     4.50%      6.75%      7.50%

            "Transaction-Specific Hedge" means any Transaction that is a cap, floor or swaption, or a Transaction in respect of which (x) the notional amount is "balance guaranteed" or (y) the notional amount for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

            "Valuation Percentage" shall mean, for purposes of determining the S&P Value, Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Fitch Valuation Percentage, Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

            "Value" shall mean, in respect of any date, the related S&P Value, Fitch Value, the related Moody's First Trigger Value, and the related Moody's Second Trigger Value.

                     [Remainder of this page intentionally left blank]

                        Table 1

----------------------------------------------------
         Remaining
   Weighted Average Life      Moody's First Trigger
     of Hedge in Years               Factor
----------------------------------------------------
Equal to or less than 1               0.15%
Greater than 1 but less
than or equal to 2                    0.30%
Greater than 2 but less
than or equal to 3                    0.40%
Greater than 3 but less
than or equal to 4                    0.60%
Greater than 4 but less
than or equal to 5                    0.70%
Greater than 5 but less
than or equal to 6                    0.80%
Greater than 6 but less
than or equal to 7                    1.00%
Greater than 7 but less
than or equal to 8                    1.10%
Greater than 8 but less
than or equal to 9                    1.20%
Greater than 9 but less
than or equal to 10                   1.30%
Greater than 10 but less
than or equal to 11                   1.40%
Greater than 11 but less
than or equal to 12                   1.50%
Greater than 12 but less
than or equal to 13                   1.60%
Greater than 13 but less
than or equal to 14                   1.70%
Greater than 14 but less
than or equal to 15                   1.80%
Greater than 15 but less
than or equal to 16                   1.90%
Greater than 16 but less
than or equal to 17                   2.00%
Greater than 17 but less
than or equal to 18                   2.00%
Greater than 18 but less
than or equal to 19                   2.00%
Greater than 19 but less
than or equal to 20                   2.00%
Greater than 20 but less
than or equal to 21                   2.00%
Greater than 21 but less
than or equal to 22                   2.00%
Greater than 22 but less
than or equal to 23                   2.00%
Greater than 23 but less
than or equal to 24                   2.00%
Greater than 24 but less
than or equal to 25                   2.00%
Greater than 25 but less
than or equal to 26                   2.00%
Greater than 26 but less
than or equal to 27                   2.00%
Greater than 27 but less
than or equal to 28                   2.00%
Greater than 28 but less
than or equal to 29                   2.00%
Greater than 29                       2.00%

                     Table 2

------------------------------------------------
        Remaining
  Weighted Average Life        Moody's Second
    of Hedge in Years          Trigger Factor
------------------------------------------------
Equal to or less than 1            0.50%
Greater than 1 but less            1.00%
than or equal to 2
Greater than 2 but less            1.50%
than or equal to 3
Greater than 3 but less            1.90%
than or equal to 4
Greater than 4 but less            2.40%
than or equal to 5
Greater than 5 but less            2.80%
than or equal to 6
Greater than 6 but less            3.20%
than or equal to 7
Greater than 7 but less            3.60%
than or equal to 8
Greater than 8 but less            4.00%
than or equal to 9
Greater than 9 but less            4.40%
than or equal to 10
Greater than 10 but less           4.70%
than or equal to 11
Greater than 11 but less           5.00%
than or equal to 12
Greater than 12 but less           5.40%
than or equal to 13
Greater than 13 but less           5.70%
than or equal to 14
Greater than 14 but less           6.00%
than or equal to 15
Greater than 15 but less           6.30%
than or equal to 16
Greater than 16 but less           6.60%
than or equal to 17
Greater than 17 but less           6.90%
than or equal to 18
Greater than 18 but less           7.20%
than or equal to 19
Greater than 19 but less           7.50%
than or equal to 20
Greater than 20 but less           7.80%
than or equal to 21
Greater than 21 but less           8.00%
than or equal to 22
Greater than 22 but less           8.00%
than or equal to 23
Greater than 23 but less           8.00%
than or equal to 24
Greater than 24 but less           8.00%
than or equal to 25
Greater than 25 but less           8.00%
than or equal to 26
Greater than 26 but less           8.00%
than or equal to 27
Greater than 27 but less           8.00%
than or equal to 28
Greater than 28 but less           8.00%
than or equal to 29
Greater than 29                    8.00%

                    Table 3

-------------------------------------------------
         Remaining
   Weighted Average Life        Moody's Second
     of Hedge in Years          Trigger Factor
-------------------------------------------------
Equal to or less than 1             0.65%
Greater than 1 but less             1.30%
than or equal to 2
Greater than 2 but less             1.90%
than or equal to 3
Greater than 3 but less             2.50%
than or equal to 4
Greater than 4 but less             3.10%
than or equal to 5
Greater than 5 but less             3.60%
than or equal to 6
Greater than 6 but less             4.20%
than or equal to 7
Greater than 7 but less             4.70%
than or equal to 8
Greater than 8 but less             5.20%
than or equal to 9
Greater than 9 but less             5.70%
than or equal to 10
Greater than 10 but less            6.10%
than or equal to 11
Greater than 11 but less            6.50%
than or equal to 12
Greater than 12 but less            7.00%
than or equal to 13
Greater than 13 but less            7.40%
than or equal to 14
Greater than 14 but less            7.80%
than or equal to 15
Greater than 15 but less            8.20%
than or equal to 16
Greater than 16 but less            8.60%
than or equal to 17
Greater than 17 but less            9.00%
than or equal to 18
Greater than 18 but less            9.40%
than or equal to 19
Greater than 19 but less            9.70%
than or equal to 20
Greater than 20 but less            10.00%
than or equal to 21
Greater than 21 but less            10.00%
than or equal to 22
Greater than 22 but less            10.00%
than or equal to 23
Greater than 23 but less            10.00%
than or equal to 24
Greater than 24 but less            10.00%
than or equal to 25
Greater than 25 but less            10.00%
than or equal to 26
Greater than 26 but less            10.00%
than or equal to 27
Greater than 27 but less            10.00%
than or equal to 28
Greater than 28 but less            10.00%
than or equal to 29
Greater than 29                     10.00%